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                                                                     EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 33-06269.


                                        /s/ ARTHUR ANDERSEN LLP
                                        -----------------------------
                                        ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
  September 23, 1996